Exhibit 10.1

June 15, 2009

Quicksilver Resources Inc.
777 West Rosedale Street, Suite 300
Fort Worth, Texas  76104
Attention:  MarLu Hiller

Quicksilver Resources Canada Inc.
One Palliser Square, Suite 2000
125-9th Avenue, SE
Calgary, Alberta T2G OP8
Canada
Attention:  MarLu Hiller

Re:
Amended and Restated Credit Agreement (as amended or modified from time to time, the “U.S. Credit Agreement”) dated as of February 9, 2007, among Quicksilver Resources Inc., a Delaware corporation (the “U.S. Borrower”), the Lenders party thereto (the “U.S. Lenders”), JPMorgan Chase Bank, N.A., as Global Administrative Agent (the “Global Administrative Agent”), and the other Agents party thereto, and Amended and Restated Credit Agreement (as amended or modified from time to time, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”), dated as of February 9, 2007, among Quicksilver Resources Canada Inc., an Alberta, Canada corporation (the “Canadian Borrower” and, together with the U.S. Borrower, the “Combined Borrowers”), the Lenders party thereto (the “Canadian Lenders” and, together with the U.S. Lenders, the “Combined Lenders”), the Global Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, and the other Agents party thereto.  Unless otherwise indicated, all capitalized terms used herein, but not otherwise defined, shall have the same meanings herein as in the U.S. Credit Agreement.

Ladies and Gentlemen:

The Combined Borrowers have advised the Global Administrative Agent and the Combined Lenders that the U.S. Borrower has determined that, in addition to the financial information with respect to the U.S. Borrower and its subsidiaries, the U.S. Borrower 's annual and quarterly financial information should include additional information with respect to the U.S. Borrower and those of its subsidiaries that are “Restricted Subsidiaries” under the (1) the First Supplemental Indenture, dated March 16, 2006, among the U.S. Borrower, the subsidiary guarantors party thereto and JPMorgan Chase Bank, National Association, as trustee, to the Indenture, dated December 22, 2005, among the U.S Borrower and The Bank of New York Trust Company, N.A., as trustee (the “First Supplemental Indenture”), and (2) the Fifth Supplemental Indenture, dated as of June 27, 2008, among the U.S. Borrower, the subsidiary guarantors party thereto and The Bank of New York Trust Company, N.A., as trustee, to the Indenture, dated December 22, 2005, among the U.S Borrower and The Bank of New York Trust Company, N.A., as trustee (the “Fifth Supplemental Indenture” and together with the First Supplemental Indenture, the “Supplemental Indentures”).  Accordingly, the U.S. Borrower intends to file amendments to its 2008 Form 10-K and its First Quarter 2009 Form 10-Q (such filing with the SEC of a Form 10-K/A being referred to herein as the “Amended 10-K”) to restate its consolidated financial statements for the year ended December 31, 2008 and for the quarter ended March 31, 2009 to include this information (the “Additional Disclosures”).  While the Supplemental Indentures contemplate provision of such information by the U.S. Borrower in certain circumstances, the U.S. Borrower has advised the Global

Quicksilver Resources Inc.
Quicksilver Resources Canada Inc.
June 15, 2009

Administrative Agent and the Combined Lenders that it has not received any notices of non-compliance from the trustee under any of the Supplemental Indentures or from any holders of its existing bonds.

In connection with the Additional Disclosures,  the Combined Borrowers have further advised the Global Administrative Agent and the Combined Lenders that the Combined Borrowers are seeking confirmation from the Combined Lenders that the fact that the U.S. Borrower had not included the Additional Disclosures in prior filings will not, for purposes of the Combined Credit Agreements, be considered or treated as a “Default” or “Event of Default” under, or failure to comply with, the Combined Credit Agreements.

In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree for purposes of the Combined Credit Agreements and the other Combined Loan Documents,  that the failure by the U.S. Borrower to comply, at any time prior to the Filing Date (as defined below), with the requirements of the second paragraph of Section 3.10 of the First Supplemental Indenture and the second paragraph of Section 3.10 of the Fifth Supplemental Indenture, and any “Default” or “Event of Default” arising solely from such failure under the Supplemental Indentures, shall not constitute a Default or an Event of Default under each Combined Credit Agreement.

The limited waiver set forth in the preceding paragraph shall be effective on the date that each condition precedent set forth in this paragraph is satisfied:

(a)     The Amended 10-K shall be filed on or prior to June 30, 2009 (which date of filing, so long as on or prior to June 30, 2009, shall be referred to herein as the “Filing Date”), a copy of which Amended 10-K shall be provided to the Global Administrative Agent and Combined Lenders pursuant to Section 5.1(e) of the U.S. Credit Agreement.

(b)     After giving effect to the limited waiver contained herein, (i) neither a Default nor an Event of Default has occurred and will exist under either Combined Credit Agreement, (ii) neither a Default (as defined in the Existing Subordinate Note Indenture) nor an Event of Default (as defined in the Existing Subordinate Note Indenture) has occurred and will exist under the Existing Subordinate Note Indenture, and (iii) neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect.  The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

(c)     After giving effect to the limited waiver contained herein, each representation and warranty of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement) contained in the Combined Loan Documents to which it is a party is true and correct on the date hereof, except to the extent such representations and warranties are expressly stated as of a certain date, in which case such representations and warranties shall be true and correct in all material respects as of such date.

Quicksilver Resources Inc.
Quicksilver Resources Canada Inc.
June 15, 2009

Miscellaneous.  (a) The Combined Borrowers hereby agree to pay on demand all reasonable out-of-pocket fees and expenses incurred by the Global Administrative Agent (including, without limitation, reasonable fees and expenses of counsel to the Global Administrative Agent) in connection with the preparation, negotiation and execution of this letter agreement and all related documents, (b) this letter agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this letter agreement until a counterpart hereof has been executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Majority Lenders; facsimiles or other electronic transmission (e.g., pdf) shall be effective as originals, (c) THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES, (d) this letter agreement constitutes a “Loan Document,” a “Canadian Loan Document” and a “Combined Loan Document” under and as defined in the U.S. Credit Agreement, and a “Loan Document,” a “U.S. Loan Document” and a “Combined Loan Document” under and as defined in the Canadian Credit Agreement, and (e) this letter agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

Please evidence your agreement to each of the provisions of this letter agreement by executing a counterpart hereof where indicated and returning a fully executed counterpart to Catherine S. Callahan, counsel for the Global Administrative Agent, via facsimile number (214) 999-7958 or via electronic e-mail to ccallahan@velaw.com.

[Signature Pages Follow]

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender

By:	/s/ Kimberly A. Bourgeois
Kimberly A. Bourgeois
Senior Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

BANK OF AMERICA, N.A., as a U.S. Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

BNP PARIBAS, as a U.S. Lender

By:	/s/ Richard Hawthorne
Name:	RICHARD HAWTHORNE
Title:	DIRECTOR

By:	/s/ Russell Otts
Name:	RUSSELL OTTS
Title:	DIRECTOR

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

FORTIS CAPITAL CORP., as a U.S. Lender

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a U.S. Lender

By:	/s/ David Mills
Name:	David Mills
Title:	Managing Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a U.S. Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Vice President

By:	/s/ Valerie Shapiro
Name:	Valerie Shapiro
Title:	Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

CITIBANK, N.A., as a U.S. Lender

By:	/s/ John Mugno
Name:	John Mugno
Title:	Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

TORONTO DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Jackie Barrett
Name:	JACKIE BARRETT
Title:	AUTHORIZED SIGNATORY

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Daria M. Mahoney
Name:	Daria M. Mahoney
Title:	Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

COMPASS BANK, as a U.S. Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE, as a U.S. Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

COMERICA BANK, N.A., as a U.S. Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Senior Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

STERLING BANK, as a U.S. Lender

By:	/s/ Melissa A. Bauman
Name:	Melissa A. Bauman
Title:	Senior Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

CIBC INC., as a U.S. Lender

By:	/s/ Dominic J. Sorresso
Name:	Dominic J. Sorresso
Title:	Executive Director

CIBC World Markets Corp.
Authorized Signatory

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

EXPORT DEVELOPMENT CANADA, as a U.S. Lender

By:	/s/ Janine Dopson
Name:	Janine Dopson
Title:	Asset Manager

By:	/s/ Shawn Cusik
Name:	Shawn Cusik
Title:	Loan Portfolio Manager

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a U.S. Lender

By:	/s/ Maria Lund
Name:	Maria Lund
Title:	Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Director

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

SCOTIABANC INC., as a U.S. Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

GOLDMAN SACHS BANK USA, as a U.S. Lender

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Michael Gosselin
Name:	Michael Gosselin
Title:	Managing Director

By:	/s/ Jean-Philippe Cadot
Name:	Jean-Philippe Cadot
Title:	Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender

By:	/s/ Cory Wallin
Name:	Cory Wallin
Title:	Vice President

By:	/s/ Doug Clark
Name:	Doug Clark
Title:	Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ Stacey Strike
Name:	Stacey Strike
Title:	Director

By:	/s/ Andrew Kellock
Name:	ANDREW KELLOCK
Title:	DIRECTOR

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

CALYON NEW YORK BRANCH, as a Canadian Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By:	/s/ Ivan Davey
Name:	Ivan Davey
Title:	Authorised Signer

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

THE TORONTO-DOMINION BANK, as a Canadian Lender

By:	/s/ Jackie Barrett
Name:	JACKIE BARRETT
Title:	AUTHORIZED SIGNATORY

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH), as a Canadian Lender

By:	/s/ David Baldoni
Name:	David BALDONI
Title:	Managing Director

By:	/s/ Paul Primavesi
Name:	Paul PRIMAVESI
Title:	Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Omer Ahmed
Name:	Omer Ahmed
Title:	Portfolio Manager

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Randy Geislinger
Name:	Randy Geislinger
Title:	Executive Director

By:	/s/ Joelle Chatwin
Name:	Joelle Chatwin
Title:	Executive Director

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

BARCLAYS BANK, PLC, as a Canadian Lender

By:	/s/ Maria Lund
Name:	Maria Lund
Title:	Vice President

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender

By:	/s/ Steve W. Fuh
Name:	Steve W. Fuh
Title:	Vice-President

By:	/s/ Craig Henshaw
Name:	Craig Henshaw
Title:	Managing Director, COO

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.

Accepted and agreed to as of
the date first written above by:

QUICKSILVER RESOURCES INC.,
a Delaware corporation, as U.S. Borrower

By:	/s/ MarLu Hiller
MarLu Hiller, Vice President - Treasurer

QUICKSILVER RESOURCES CANADA INC.,
an Alberta, Canada corporation, as Canadian Borrower

By:	/s/ MarLu Hiller
MarLu Hiller, Vice President - Treasurer

[Signature Page]
Letter Agreement
Quicksilver Resources Inc.